SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                Form 8-K

                             CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
          1934



          Date of Report (Date of earliest event reported)  July 28, 1995
                                                            ______________




                      PETROLEUM HELICOPTERS, INC.

          (Exact name of registrant as specified in its charter)


             Louisiana                  0-9827               72-0395707
 (State or other jurisdiction  (Commission File Number)    (IRS Employer
          of incorporation)                              Identification No.)





   5728 Jefferson Highway,  P.O.  Box  23502, New Orleans, Louisiana  70123
   ___________________________________________________________________________
          (Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code  (504) 733-6790
                                                              _______________

          Item 5. Other Events.

              On July 28, 1995, Petroleum Helicopters, Inc. issued the following press release:

          NEWS -- For Immediate Release    FROM:Petroleum Helicopters, Inc.

                                           5728 Jefferson Highway
                                           P.O. Box 23502
                                           New Orleans, LA  70183

                                           Phone:  318/272-4427


          NEW ORLEANS, LA,  July  28,  1995 --- Petroleum Helicopters, Inc.
          (PHI) of Lafayette, Louisiana, in conjunction with Bristow Helicopters Limited (Bristow) of Redhill, England, have completed the acquisition of Irish Helicopters Limited (Irish Helicopters) of Dublin, Ireland, from the Aer Lingus Group. The transaction for all the outstanding stock of Irish Helicopters is valued at
          4.9 million Irish Punts (approximately 8 million US Dollars). Following completion, Bristow will own 51% of the shares and PHI will own 49%.

          Irish  Helicopters  provides  search  and  rescue,  offshore  oil
          support,  and  other  services  to   public  and  private  sector
          organizations within Ireland.

          PHI and Bristow are pre-eminent operators in the world helicopter market. Both provide a variety of aviation services. PHI, founded in 1949 in Louisiana, operates a fleet of 260 aircraft serving the U.S. oil and gas industry, the aeromedical industry, the global oil and gas industry and government agencies. Bristow commenced operations in 1953 and operates a fleet of over 200 helicopters worldwide. Its clients also include the major oil and gas companies, public and private sector organizations and government agencies.

          Carroll W. Suggs, Chairman and CEO of PHI, and Bryan Collins, Managing Director and Chief Executive of the Bristow Helicopter Group, stated "Bristow and PHI regard their acquisition as important in that it will provide exciting opportunities for Irish Helicopters to expand its operations and will additionally create a new level of cooperation between the new owners."

          Mr. Ray Kenny, Chief Executive of Irish Helicopters, stated "The company stands to benefit greatly from the resources, expertise, and strategic direction of the new owners. Being part of a larger group will strengthen the standing of the company both domestically and internationally."

          Bristow Helicopters Limited and Irish Helicopters Limited are private companies. PHI is a public company traded on NASDAQ under the symbols PHEL and PHELK.

          For  additional  information,  please contact John H.  Untereker,
          Vice  President  and  Chief  Financial   Officer   of   Petroleum
          Helicopters, Inc. at (318) 272-4427.

                              __________________________

                                       SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PETROLEUM HELICOPTERS, INC.



          Date:  July 31, 1995              By:  /s/ John H. Untereker
                                                 _________________________
                                                      John H. Untereker
                                                      Vice President and
                                                   Chief Financial Officer